Exhibit 10.28
SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this “Agreement”) is dated as of March 17, 2006, among XTL Biopharmaceuticals Ltd., a public company limited by shares organized under the laws of the State of Israel (the “Company”), and the purchasers identified on the signature pages hereto (each a “Purchaser” and collectively the “Purchasers”); and

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(2) of the Securities Act (as defined below), and Rule 506 promulgated thereunder, the Company desires to issue and sell to the Purchasers, and the Purchasers, severally and not jointly, desire to purchase from the Company (the “Offering”) in the aggregate, up to 46,000,000 Shares and Warrants (each as defined below) to purchase up to an additional 23,000,000 Ordinary Shares (as defined below) (the “Maximum Offering Amount”).

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and each Purchaser agrees as follows:

ARTICLE I.
DEFINITIONS

1.1 Definitions. In addition to the terms defined elsewhere in this Agreement, for all purposes of this Agreement, the following terms have the meanings indicated in this Section 1.1:

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person as such terms are used in and construed under Rule 144. With respect to a Purchaser, any investment fund or managed account that is managed on a discretionary basis by the same investment manager as such Purchaser will be deemed to be an Affiliate of such Purchaser.

“Business Day” means any day except Saturday, Sunday and any day which shall be a federal legal holiday or a day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

“Closing” means the closing of the purchase and sale of the Shares pursuant to this Agreement.

“Closing Date” means March 22, 2006.

“Commission” means the Securities and Exchange Commission.

“Company Counsel” means Alston & Bird LLP.

“Effective Date” means the date that the Registration Statement is first declared effective by the Commission.

“Escrow Agent” means JPMorgan Chase Bank, N.A., a national banking association.

“Escrow Agreement” means the Escrow Agreement, dated as of the date of the Agreement, among the Company, the Escrow Agent, and the placement agents listed therein.

“Escrowed Funds” has the meaning ascribed to such term in Section 2.2(b)(vi) of this Agreement.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Expiration Date” shall mean March 31, 2006, or such other date within 30 days thereafter as may be selected by the Company in its sole discretion without notice to investors.

“Israeli Company Counsel” means Kantor & Co.

“Liens” means a lien, charge, security interest, encumbrance, right of first refusal or other restriction.

“Material Adverse Effect” shall have the meaning ascribed to such term in Section 3.1(a).

“Ordinary Shares” means the Company’s ordinary shares, par value NIS 0.02.

“Per Share Purchase Price” equals $0.60; equivalent to $6.00 per ADR.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Placement Agent Agreement” means the Placement Agent Agreement, dated March 17, 2006, between the Company and certain placement agents listed therein.

“Placement Agents” means the placement agents named in the Placement Agent Agreement.

“Registration Statement” means a registration statement meeting the requirements set forth in the Registration Rights Agreement and covering the resale by the Purchasers of the Shares, the Warrants and the Warrant Shares.

“Registration Rights Agreement” means the Registration Rights Agreement, dated as of the date of this Agreement, among the Company and each Purchaser, in the form of Exhibit A hereto.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Securities” means the Shares, the Warrants, and the Warrant Shares.

“Securities Act” means the Securities Act of 1933, as amended.

“Shares” means the Ordinary Shares issuable to each Purchaser pursuant to this Agreement, excluding the Warrant Shares.

“Subscription Amount” means, as to each Purchaser and the Closing, the amounts set forth below such Purchaser’s signature block on the signature page hereto, in United States dollars and in immediately available funds.

“Trading Day” means (i) a day on which American Depositary Receipts representing Ordinary Shares (“ADRs”), are traded on a Trading Market, or (ii) if the ADRs are not listed on a Trading Market, a day on which the ADRs are traded on the over-the-counter market, as reported by the OTC Bulletin Board, or (iii) if the ADRs are not quoted on the OTC Bulletin Board, a day on which the ADRs are quoted in the over-the-counter market as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding to its functions of reporting prices); provided, that in the event that the ADRs are not listed or quoted as set forth in (i), (ii) and (iii) hereof, then Trading Day shall mean a Business Day.

“Trading Market” means the following markets or exchanges on which the ADRs are listed or quoted for trading on the date in question: the American Stock Exchange, the New York Stock Exchange, or the Nasdaq Stock Market.

“Transaction Documents” means this Agreement, the Registration Rights Agreement, the Warrant, the Escrow Agreement and any other documents or agreements executed in connection with the transactions contemplated hereunder.

“Warrants” mean the Ordinary Share Purchase Warrants, in the form of Exhibit B, issuable to the Purchasers at Closing, which warrants shall be exercisable immediately and have an exercise price equal to $0.875 per ordinary share, the equivalent of $8.75 per ADR, and a term of exercise of five (5) years.

“Warrant Shares” means the Ordinary Shares issuable upon exercise of the Warrants.

ARTICLE II.
PURCHASE AND SALE

2.1 Closing. Each Purchaser shall purchase from the Company, and the Company shall issue, on the terms and conditions set forth in this Agreement, and sell to each Purchaser, a number of Shares equal to such Purchaser’s Subscription Amount divided by the Per Share Purchase Price, and a number of Warrants equal to fifty percent (50%) of the Shares to be issued to each Purchaser. Upon satisfaction of the conditions set forth in Section 2.2, the Closing shall occur at the offices of the Company, or such other location as the parties shall mutually agree. The Company may continue the Offering, in one or more Closings, until the earlier of the sale of the Maximum Offering Amount or until the Expiration Date. Purchasers will be required to deliver executed, binding Securities Purchase Agreements by the Expiration Date, the Closing of which will only be subject to the satisfaction of the Closing conditions in Section 2.2.

2.2  Closing Conditions.

(a) As a condition to the Purchasers’ obligation to close, at the Closing (unless otherwise specified below) the Company shall have satisfied each of the conditions set forth below or shall deliver or cause to be delivered to each Purchaser the items set forth below, as appropriate, any one or more of which may be waived in writing by the Purchasers:

(i) this Agreement duly executed by the Company;

(ii) within five (5) Business Days of the Closing Date, a Warrant, registered in the name of each Purchaser, pursuant to which such Purchaser shall have the right to acquire up to the number of Ordinary Shares equal to fifty percent (50%) of the Shares to be issued in the name of such Purchaser at Closing;

(iii)  the Registration Rights Agreement duly executed by the Company;

(iv)  the Escrow Agreement duly executed by the Company, the Escrow Agent and the placement agents listed therein;

(v)  a legal opinion of each of Company Counsel and Israeli Company Counsel, in the forms in Exhibit C attached hereto;

(vi)  the representations and warranties made by the Company herein shall be true and correct in all material respects (except any representation and warranty that is qualified by materiality or Material Adverse Effect shall be true and correct in all respects) as of the date hereof and as of the Closing Date with the same effect as if the representations and warranties were made as of the date hereof and as of the Closing Date;

(vii)  all covenants, agreements and conditions contained in this Agreement to be performed by the Company on or prior to the Closing shall have been performed or complied with in all material respects;

(viii)  no statute, rule, regulation, order, decree, ruling or injunction shall have been enacted, entered, promulgated, endorsed or threatened or is pending by or before any governmental authority of competent jurisdiction which in any material respect restricts, prohibits or threatens to restrict or prohibit the consummation of any of the transactions contemplated by the Transaction Documents;

(ix)  as of the Closing Date, there shall have been no Material Adverse Effect with respect to the Company since the date hereof;

(x)  at the time of the execution of this Agreement, the Placement Agent shall have received from PricewaterhouseCoopers LLP a letter, addressed to the Placement Agents and the Purchasers and dated such date, in form and substance reasonably satisfactory to the Placement Agents (i) confirming that they are independent certified public accountants with respect to the Company within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission and (ii) stating the conclusions and findings of such firm with respect to the financial statements and certain financial information contained or attached as exhibits to the Private Placement Memorandum; and

(xi)  with respect to the letter of PricewaterhouseCoopers LLP referred to in the preceding paragraph and delivered to the Placement Agents and the Purchasers concurrently with the execution of this Agreement (the “initial letter”), the Company shall have furnished to the Placement Agents and the Purchasers a letter (including any supplemental letter, the “bring-down letter”) of such accountants, addressed to the Placement Agents and the Purchasers and dated the Closing Date (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, (ii) stating, as of the date of the bring-down letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Private Placement Memorandum, as of a date not more than three days prior to the date of the bring-down letter), the conclusions and findings of such firm with respect to the financial information and other matters covered by the initial letter and (iii) confirming in all material respects the conclusions and findings set forth in the initial letter.

With respect to the closing conditions listed in (vi), (vii), (viii) and (ix) above, the Company shall deliver a certificate to such effect, in form and substance reasonably satisfactory to the Placement Agents.

(b) As a condition to the Company’s obligation to close, at the Closing, each Purchaser shall have satisfied each of the conditions set forth below or shall deliver or cause to be delivered to the Company the items set forth below, as appropriate, any one or more of which may be waived in writing by the Company:

(i) this Agreement duly executed by such Purchaser;

(ii) the Registration Rights Agreement duly executed by such Purchaser;

(iii)  the representations and warranties made by the Purchasers herein shall be true and correct in all material respects (except any representation and warranty that is qualified by materiality or Material Adverse Effect shall be true and correct in all respects) as of the date hereof and as of the Closing Date with the same effect as if the representations and warranties were made as of the date hereof and as of the Closing Date;

(iv)  the Escrow Agreement duly executed by the Company, the Escrow Agent and the placement agents listed therein;

(v)  each Purchaser shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by such Purchaser at or before the Closing;

(vi)  no statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated, endorsed or threatened or is pending by or before any governmental authority of competent jurisdiction which prohibits or threatens to prohibit the consummation of any of the transactions contemplated by the Transaction Documents; and

(vii)  each Purchaser shall have caused such Purchaser’s Subscription Amount to be deposited by wire transfer of immediately available funds to such non-interest bearing escrow account of the Escrow Agent as the Escrow Agent shall designate (the “Escrowed Funds”), and the Escrow Agent shall have confirmed that it is prepared to transfer such amount to the Company subject only to satisfaction of the receipt of the certificate provided in Section 2.3 hereof; and

(viii)  as of the Closing Date, there shall have been no Material Adverse Effect with respect to the Company since the date hereof.

2.3 Escrow Arrangement. Each Purchaser shall be deemed to have irrevocably instructed the Escrow Agent to deliver such Purchaser’s Escrowed Funds to such bank account(s) of the Company as the Company shall have specified to the Escrow Agent on the Effective Date, subject only to the Escrow Agent having received a certificate, dated the Effective Date, executed by the Company certifying that the Registration Statement shall have been declared effective by the Commission. Following delivery to the Escrow Agent of the certificate referred to in this Section 2.3, (i) the Escrow Agent shall promptly cause the Escrowed Funds to be sent by wire transfer to the bank account(s) specified by the Company in writing, and (ii) the Company shall cause to be delivered to The Bank of New York a single certificate for Ordinary Shares, registered in the name of The Bank of New York or its designee, on the Effective Date, and shall thereafter cause The Bank of New York to immediately issue ADRs registered in the name of such Purchaser or its designee, representing the number of Shares acquired by such Purchaser, in accordance with Section 4.10 hereof. If the Company has not delivered to the Escrow Agent a certificate certifying that the Registration Statement shall have been declared effective by the Commission, on or before March 15, 2007, then the Company shall deliver to the Escrow Agent a notice terminating the Offering upon the receipt of which the Escrow Agent shall distribute the Escrowed Funds to each Purchaser.

2.4 Satisfaction of Conditions. Following the deposit of the Escrowed Funds by the Purchaser with the Escrow Agent pursuant to Section 2.2(b)(vi), this Agreement shall become wholly unconditional save for the satisfaction of the condition specified in Section 2.3 and shall not be capable of termination or rescission save for the non-satisfaction of such condition.

ARTICLE III.
REPRESENTATIONS AND WARRANTIES

3.1 Representations and Warranties of the Company. The Company and XTL Biopharmaceuticals Inc., a Delaware corporation (the “Subsidiary”), the Company’s sole subsidiary, hereby make the following representations and warranties as of the date hereof and as of the Closing Date to each Purchaser:

(a) Organization and Qualification. Each of the Company and the Subsidiary is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its respective organization, with the requisite corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor the Subsidiary is in violation of any of the provisions of its Memorandum and Articles of Organization, bylaws, or other organizational documents. The Company has no wholly-owned subsidiaries other than the Subsidiary. Each of the Company and the Subsidiary is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not have or reasonably be expected to result in (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material adverse effect on the results of operations, assets, properties, business or financial condition of the Company or the Subsidiary, or (iii) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), a “Material Adverse Effect”).

(b) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents and otherwise to carry out its obligations thereunder. The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, its board of directors or its shareholders in connection therewith. Each Transaction Document has been (or, if executed after the date hereof, upon delivery will be) duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies, and (iii) with respect to the indemnification provisions set forth in the Registration Rights Agreement, as limited by public policy.

(c) No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated thereby do not and will not (i) conflict with or violate any provision of the Company’s or the Subsidiary’s Memorandum and Articles of Association, bylaws or other organizational documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a debt of the Company or the Subsidiary or otherwise) or other understanding to which the Company or the Subsidiary is a party or by which any property or asset of the Company or the Subsidiary is bound or affected, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or Subsidiary is subject (including U.S. federal and state securities laws and regulations and the rules and regulations of any Trading Market), or by which any property or asset of the Company or the Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as would not have or reasonably be expected to result in a Material Adverse Effect.

(d) Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other U.S. federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than (i) the filing with the Commission of the Registration Statement, and one or more Forms D with respect to the Securities as may be required under Regulation D of the Securities Act, the application(s) to each Trading Market for the listing of the ADRs representing the Securities for trading thereon in the time and manner required thereby, and applicable Blue Sky filings, (ii) the listing of the Securities on the London Stock Exchange, in accordance with a prospectus to be filed with the United Kingdom Listing Authority, and (iii) such as have already been obtained or such exemptive filings as are required to be made under applicable state and federal securities laws.

(e) Capitalization. As of the date hereof, the authorized capital stock of the Company consists of 300,000,000 Ordinary Shares, of which 173,197,930 Ordinary Shares are outstanding. All of the outstanding Ordinary Shares are, and all of the Shares and Warrant Shares, when issued, will be, duly authorized, validly issued, fully paid and nonassessable, and free and clear of all liens created by the Company, and all such Ordinary Shares were, and the Shares and Warrant Shares will be, issued in material compliance with all applicable U.S. federal and state securities laws, including available exemptions therefrom, and none of such issuances were, and the issuance of the Shares and Warrant Shares will not be, made in violation of any pre-emptive or other rights. The Company has reserved from its duly authorized capital stock the maximum number of Shares and Warrant Shares issuable pursuant to this Agreement. The issuance of the Shares and Warrant Shares will not trigger any anti-dilution rights of any existing securities of the Company. Except for options to purchase 42,425,205 Ordinary Shares and warrants to purchase up to 23,000,000 Ordinary Shares, as of the Closing Date, there will be no rights, subscriptions, warrants, options, conversion rights, or agreements of any kind outstanding to purchase from the Company, or otherwise require the Company to issue, any shares of capital stock of the Company or securities or obligations of any kind convertible into or exchangeable for any shares of capital stock of the Company.

(f) Reports and Financial Statements. The Company has filed all reports required to be filed by it under the Exchange Act on a timely basis or has received a valid extension of such time of filing and has filed any such reports prior to the expiration of any such extension. The Company has made available to the Purchasers, prior to the execution of this Agreement, a copy of the Company’s registration statement on Form 20-F filed with the Commission on July 14, 2005, as amended, and will make available any Current Reports on Form 6-K filed by the Company (as such documents have since the time of their filing been amended or supplemented, and together with all reports, documents and information filed on or after the date first written above through the date of Closing with the Commission, including all information incorporated therein by reference, collectively, the “SEC Reports”). The SEC Reports (a) complied and will comply as to form in all material respects with the requirements of the Securities Act and the Exchange Act, and (b) did not, at the time of their filing, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements included in the SEC Reports comply in all material respects with the applicable accounting requirements and the rules and regulations of the SEC with respect thereto as in effect at the time of filing. The financial statements included in the SEC Reports and the Confidential Private Placement Memorandum, dated March 17, 2006 prepared by the Company, including all exhibits, supplements and amendments thereto (the “Private Placement Memorandum”), have been prepared in accordance with generally accepted accounting principles in the United States applied on a consistent basis (“GAAP”), and fairly represent the financial position of the Company and its Subsidiary as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, year-end audit adjustments and the omission of certain footnotes.

(g) No Material Change. Since December 31, 2005, and except as disclosed in its SEC Reports, (i) the Company has not incurred any material liabilities or obligations, indirect, or contingent, or entered into any material oral or written agreement or other transaction which is not in the ordinary course of business or which could reasonably be expected to result in a material reduction in the future earnings of the Company; (ii) the Company has not sustained any loss or interference with its businesses or properties (whether or not covered by insurance) that could reasonably be expected to have a Material Adverse Effect; (iii) the Company has not paid or declared any dividends or other distributions with respect to its capital stock, or redeemed or purchased or otherwise acquired any of its stock and the Company is not in default in the payment of principal or interest on any outstanding debt obligations; (iv) the Company has not changed any compensation arrangement or agreement with any of its key employees or executive officers, or change the rate of pay of its employees as a group, other than in the ordinary course of business; (v) the Company has not changed or amended any contract by which the Company or any of its asset are bound or subject that would have a Material Adverse Effect; (vi) there has not been any change in the capital stock of the Company other than the sale of the Securities hereunder or shares or options issued pursuant to employee equity incentive plans or purchase plans approved by the Company’s Board of Directors, or indebtedness not incurred in the ordinary course of business that is material to the Company; and (vii) there has not been any other event which has caused, or is likely to cause, a Material Adverse Effect.

(h) Litigation. Except as would not reasonably be expected to result in a Material Adverse Effect on the Company, there is no action, suit, claim, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending against or, to the knowledge of the Company, threatened against the Company or the Subsidiary. The Company is not subject to any order, writ, judgment, injunction, decree or award of any court or any governmental authority which would reasonably be expected to result in a Material Adverse Effect on the Company.

(i) Compliance. The Company has not been advised, nor does the Company have reason to believe, that it is not conducting its business in compliance with all applicable laws, rules and regulations of the jurisdictions in which it is conducting its business, except where failure to be so in compliance would not reasonably be expected to have a Material Adverse Effect.

(j) Intellectual Property. (i) The Company owns or has obtained licenses or options for the inventions, patent applications, patents, trademarks (both registered and unregistered), trade names, copyrights and trade secrets necessary for the conduct of the Company’s business as currently conducted (collectively, the “Intellectual Property”); and (ii) (a) to the knowledge of the Company, there are no third parties who have any ownership rights to any Intellectual Property that is owned by, or has been licensed to, the Company for the products described in the Private Placement Memorandum that would preclude the Company from conducting its business as currently conducted and have a Material Adverse Effect, except for the ownership rights of the owners of the Intellectual Property licensed or optioned by the Company; (b) there is no pending or, to the Company’ s knowledge, threatened action, suit, proceeding or claim by others challenging the rights of the Company in or to any Intellectual Property owned, licensed or optioned by the Company, other than claims which would not reasonably be expected to have a Material Adverse Effect; (c) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the validity or scope of any Intellectual Property owned, licensed or optioned by the Company, other than non-material actions, suits, proceedings and claims; and (d) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others that the Company infringes or otherwise violates any patent, trademark, copyright, trade secret or other proprietary right of others, other than non-material actions, suits, proceedings and claims.

(k) Material Agreements. All material agreements (“Material Agreements”) to which the Company or the Subsidiary is a party or to which the property or assets of the Company or the Subsidiary are subject are included as part of or specifically identified in the SEC Reports to the extent required by the rules and regulations of the SEC as in effect at the time of filing. Except for the Material Agreements, the Company has no material contracts. Neither the Company nor, to the Company’s knowledge, any other party to the Material Agreements, is in breach of or default under any of such contracts which would reasonably be expected to have a Material Adverse Effect.

(l) Taxes. Except as disclosed in the Private Placement Memorandum or the SEC Reports, the Company and the Subsidiary have filed all necessary federal, state and foreign income and franchise tax returns and has paid or accrued all taxes shown as due thereon, and the Company has no knowledge of a tax deficiency which has been or might be asserted or threatened against it which might reasonably be expected to have a Material Adverse Effect.

(m) Governmental Permits, Etc. The Company has all franchises, licenses, certificates and other authorizations from such federal, state or local government or governmental agency, department or body that are currently required for the operation of the business of the Company as currently conducted, except where the failure to posses currently such franchises, licenses, certificates and other authorizations is not reasonably expected to have a Material Adverse Effect. The Company has not received any notice of proceedings relating to the revocation or modification of any such permit which, if the subject of an unfavorable decision, ruling or finding, could reasonably be expected to have a Material Adverse Effect.

(n) Conformity of Descriptions. The Shares and Warrant Shares conform in all material respects to the descriptions of the Company’s Ordinary Shares contained in the Company’s SEC Reports and other filings with the Commission and the Private Placement Memorandum.

(o) Statements True and Correct. No representation, warranty, statement, certificate, instrument, or other writing furnished or to be furnished by the Company to Purchaser or its representatives pursuant to this Agreement, the Private Placement Memorandum or any other document, agreement, or instrument referred to herein contains or will contain any untrue statement of material fact or will omit to state a material fact necessary to make the statements therein not misleading.

(p) Certain Fees. Any brokerage, finder’s fees or commissions that are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Agreement will be paid solely by the Company.

(q) Private Placement. Neither the Company nor any Person acting on behalf of the Company has sold or offered to sell or solicited any offer to buy the Securities by means of any form of general solicitation or advertising. Assuming the accuracy of the Purchasers representations and warranties set forth in Section 3.2, no registration under the Securities Act is required for the offer, issuance and sale of the Securities by the Company to the Purchasers as contemplated hereby. The issuance and sale of the Securities hereunder does not contravene the rules and regulations of any Trading Market.

(r) Offering Materials. The Company has not distributed and will not distribute prior to the Closing Date any offering material in connection with the offering and sale of the Securities other than the Private Placement Memorandum or any amendment or supplement thereto. Neither the Company nor any person acting on its behalf has in the past or will hereafter take any action independent of the placement agent to sell, offer for sale or solicit offers to buy any securities of the Company which would subject the offer, issuance or sale of the Securities, as contemplated by this Agreement, to the registration requirements of Section 5 of the Securities Act.

(s) Investment Company. The Company is not, and is not an Affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

(t) Application of Takeover Protections. Assuming the Purchasers beneficially own any Ordinary Shares prior to the date hereof, the Company and its Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company’s charter documents) or the laws of its jurisdiction of organization that is or could become applicable to the Purchasers as a result of the Purchasers and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including without limitation the Company’s issuance of the Shares and the Warrant Shares and the Purchasers’ ownership of the Shares and the Warrants.

(u) No Integrated Offering. Neither the Company, nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Shares and Warrants to be integrated with prior offerings by the Company for purposes of the Securities Act or any applicable shareholder approval provisions, including, without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of the Company are listed or designated.

(v) Listing and Maintenance Requirements. The Company has been in compliance with all listing and maintenance requirements of each applicable Trading Market, the London Stock Exchange and the Tel Aviv Stock Exchange. The Company has not, in the 12 months preceding the date hereof, received notice from any Trading Market on which the Ordinary Shares or ADRs representing Ordinary Shares are or have been listed or quoted, the London Stock Exchange or the Tel Aviv Stock Exchange to the effect that the Company is not in compliance with the listing or maintenance requirements of such market. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements.

(w) Sarbanes-Oxley; Internal Accounting Controls. The Company is in material compliance with all provisions of the Sarbanes-Oxley Act of 2002 which are applicable to it as of the Closing Date. The Company has disclosure controls and procedures (as defined in Rule 13a-14 under the Exchange Act) that are designed to ensure that material information relating to the Company is made known to the Company’s principal executive officer and the Company’s principal financial officer or persons performing similar functions.

(x) Disclosure. The Company confirms that, neither the Company nor any other Person acting on its behalf has provided any of the Purchasers or their agents or counsel with any information, other than information relating to the Offering, that constitutes or might constitute material, non-public information. The Company understands and confirms that the Purchasers will rely on the foregoing representations and covenants in effecting transactions in securities of the Company. All disclosure provided to the Purchasers regarding the Company, its business and the transactions contemplated hereby, including the Private Placement Memorandum and the Exhibits to this Agreement, furnished by or on behalf of the Company with respect to the representations and warranties made herein are true and correct with respect to such representations and warranties and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. The Company acknowledges and agrees that no Purchaser makes or has made any representations or warranties with respect to the transaction contemplated hereby other than those specifically set forth in Section 3.2 hereof.

(y) Independent Public Accountants. The Company confirms that Kesselman & Kesselman, Israeli certified public accounts and a member of PricewaterhouseCoopers International Limited, are independent public accountants as required by the Securities Act and the rules and regulations promulgated thereunder.

3.2 Representations and Warranties of the Purchasers. Each Purchaser hereby, for itself and for no other Purchaser, represents and warrants as of the date hereof and as of the Closing Date to the Company as follows:

(a) Organization; Authority. Such Purchaser is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with full right, corporate, limited liability or partnership power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations thereunder. The execution, delivery and performance by such Purchaser of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate or similar action on the part of such Purchaser. Each Transaction Document to which it is a party has been duly executed by such Purchaser, and when delivered by such Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies, and (iii) with respect to the indemnification provisions set forth in the Registration Rights Agreement, as limited by public policy.

(b) General Solicitation. Such Purchaser is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

(c) No Public Sale or Distribution. Such Purchaser is acquiring the Securities for its own account and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted under the Securities Act; provided, however, that by making the representations herein, such Purchaser does not agree to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption under the Securities Act. Such Purchaser is acquiring the Securities hereunder in the ordinary course of its business. Such Purchaser does not have any agreement or understanding, directly or indirectly, with any Person to distribute any of the Securities.

(d) Accredited Investor Status. Such Purchaser is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D.

(e) Reliance on Exemptions. Such Purchaser understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and such Purchaser’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Purchaser set forth herein and on the signature page hereto in order to determine the availability of such exemptions and the eligibility of such Purchaser to acquire the Securities.

(f) Information; Confidentiality. Such Purchaser and its advisors, if any, have been furnished with all publicly available materials relating to the business, finances and operations of the Company and such other publicly available materials relating to the offer and sale of the Securities as have been requested by such Purchaser. The Purchaser acknowledges and understands that the fact that the Company is seeking to effect the private placement of the Securities is itself material, non-public information, andaccordingly, the Purchaser agrees not to engage in disclosure of such information or use of such information by the Purchaser or anyone receiving such information from the Purchaser in connection with the purchase, sale or trade of the Company’s securities (other than use by the Purchaser in acquiring the Securities), or any hedging, derivative or similar transactions or activities involving the Company’s securities. Such Purchaser and its advisors, if any, have been afforded the opportunity to ask questions of the Company. Neither such inquiries nor any other due diligence investigations conducted by such Purchaser or its advisors, if any, or its representatives shall modify, amend or affect such Purchaser’s right to rely on the Company’s representations and warranties contained herein. Such Purchaser understands that its investment in the Securities involves a high degree of risk. Such Purchaser has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Securities.

(g) No Governmental Review. Such Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

(h) Experience of Such Purchaser. Such Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters, including investing in biotechnology companies, so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. Such Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

(i) Sales; Short Selling. From and after the date that the Purchaser receives any information about the existence of the Offering, and through the Closing Date, the Purchaser has not and shall not, directly or indirectly, sell Ordinary Shares in any open Trading Market or elsewhere, and has not and shall not directly or indirectly, through related parties, affiliates or otherwise sell “short” or “short against the box” (as those terms are generally understood) any equity security of the Company.

(j) Information Regarding Purchaser. Purchaser has provided the Company with true, complete, and correct information regarding all applicable items set forth in the on the signature page to this Agreement.

The Company acknowledges and agrees that each Purchaser does not make or has not made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Section 3.2.

ARTICLE IV.
OTHER AGREEMENTS OF THE PARTIES

4.1 Transfer Restrictions. The Securities may only be disposed of in compliance with U.S. state and federal securities laws. In connection with any transfer of Securities other than (i) pursuant to an effective registration statement, (ii) to the Company, or (iii) to an Affiliate of a Purchaser, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights of a Purchaser under this Agreement and the Registration Rights Agreement.

4.2 Furnishing of Information. During the Effectiveness Period (as such term is defined in the Registration Rights Agreement), the Company covenants to use its commercially reasonable efforts to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act. During the Effectiveness Period, the Company further covenants to use its commercially reasonable efforts to take such further action as any Purchaser may reasonably request, all to the extent required from time to time to enable such Person to sell such Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144.

4.3 Integration. The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities to the Purchasers or that would be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any Trading Market.

4.4 Securities Laws Disclosure; Publicity. The Company shall, by 8:30 a.m., New York City time, on the Business Day following the Closing Date, issue a press release to be disseminated in the public domain describing the terms of the transactions contemplated by the Transaction Documents. Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Purchaser, or include the name of any Purchaser in any filing with the Commission or any regulatory agency or Trading Market, without the prior written consent of such Purchaser, except (i) as required by federal securities law or the Commission in connection with the registration statement contemplated by the Registration Rights Agreement and (ii) to the extent such disclosure is required by law or Trading Market regulations, in which case the Company shall provide the Purchasers with prior notice of such disclosure permitted under subclause (i) or (ii).

4.5 Shareholders Rights Plan. No claim will be made or enforced by the Company or any other Person that any Purchaser is an “Acquiring Person” under any shareholders rights plan or similar plan or arrangement in effect or hereafter adopted by the Company, or that any Purchaser could be deemed to trigger the provisions of any such plan or arrangement, in each case solely by virtue of receiving Securities under the Transaction Documents or under any other agreement between the Company and the Purchasers.

4.6 Reservation of Ordinary Shares. As of the date hereof, the Company has reserved and the Company shall continue to reserve and keep available at all times, free of preemptive rights, a sufficient number of Ordinary Shares for the purpose of enabling the Company to issue Shares pursuant to this Agreement and Warrant Shares pursuant to the Warrants.

4.7 Listing of Ordinary Shares; ADR Facility. The Company hereby agrees to use commercially reasonable efforts to maintain the listing of ADRs representing Ordinary Shares on the Nasdaq Stock Market and the listing of the Ordinary Shares on the full list of the London Stock Exchange and on the Tel Aviv Stock Exchange. As soon as reasonably practicable following the Effective Date, the Company will list ADRs representing the Shares and the Warrant Shares on the Nasdaq Stock Market. The Company further agrees, if the Company applies to have ADRs representing Ordinary Shares traded on any other Trading Market, it will include in such application the Shares and Warrant Shares, and will take such other action as is necessary or desirable in the opinion of the Purchasers to cause the Shares and Warrant Shares to be listed on such other Trading Market as promptly as possible. The Company will take all action reasonably necessary to continue the listing and trading of ADRs representing its Ordinary Shares on a Trading Market and will comply in all respects with the Company’s reporting, filing and other obligations under the bylaws or rules of the Trading Market. The Purchasers acknowledge that the Shares and the Warrant Shares will not be eligible for deposit into the American Depositary Receipt trading facility maintained by the Company at The Bank of New York until the Effective Date.

4.8 Subsequent Financings Prior to Effective Date. From the date hereof until 90 days after the Effective Date, other than as contemplated by this Agreement, neither the Company nor any Subsidiary shall issue or sell any Ordinary Shares, excluding the issuance of securities issued upon the exercise of currently outstanding options and warrants.

4.9 Non-Public Information. The Company covenants and agrees that neither it nor any other Person acting on its behalf will provide any Purchaser or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto such Purchaser shall have executed a written agreement regarding the confidentiality and use of such information. The Company understands and confirms that each Purchaser shall be relying on the foregoing representations in effecting transactions in securities of the Company.

4.10 Delivery of ADRs. On the Effective Date, the Company shall deliver the Shares to The Bank of New York, and shall cause The Bank of New York to immediately deliver to each Purchaser ADRs representing a number of Shares equal to such Purchaser’s Subscription Amount divided by the Per Share Purchase Price, registered in the name of such Purchaser.

ARTICLE V.
MISCELLANEOUS

5.1 Fees and Expenses. Except as set forth in Section 3.1(p) and in the Placement Agent Agreement, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all stamp and other taxes and duties levied in connection with the sale of the Securities.

5.2 Entire Agreement. The Transaction Documents, together with the exhibits and schedules thereto, the Private Placement Memorandum and the Placement Agent Agreement, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

5.4 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified on the signature pages attached hereto prior to 6:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number on the signature pages attached hereto on a day that is not a Trading Day or later than 6:30 p.m. (New York City time) on any Trading Day, (c) the Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth on the signature pages attached hereto.

5.5 Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and each Purchaser or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

5.6 Construction. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

5.7 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of each Purchaser. Any Purchaser may assign any or all of its rights under this Agreement to any Person, provided such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions hereof that apply to the “Purchasers.”

5.8 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except as otherwise set forth in Section 4.1.

5.9 Governing Law. All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state or federal courts sitting in the City of New York. Each party hereto hereby irrevocably submits to the jurisdiction of the state and federal courts sitting in the City of New York, New York, exclusive of all other jurisdictions, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper. If either party shall commence an action or proceeding to enforce any provisions of a Transaction Document, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

5.10 Survival. The representations, warranties, agreements and covenants contained herein shall survive the Closing and delivery of the Shares.

5.11 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

5.12 Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

5.13 Replacement of Shares. If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity, if requested.

5.14 Independent Nature of Purchasers’ Obligations and Rights. The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under any Transaction Document. Nothing contained herein or in any Transaction Document, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Document. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation, the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose. Each Purchaser has been represented by its own separate legal counsel in their review and negotiation of the Transaction Documents.

(Signature Page Follows)

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

XTL Biopharmaceuticals Ltd.
By:	/s/ Ron Bentsur	Address for Notice: 750 Lexington Avenue, 20th Floor New York, NY 10022
	Name: Ron Bentsur Title: Chief Executive Officer	Attn: Ron Bentsur Tel: (212) 531-5960 Fax: (212) 531-5961
With copy to (which shall not constitute notice):
Alston & Bird LLP 90 Park Avenue New York, New York 10016 Attn: Mark F. McElreath Tel: (212) 210-9400 Fax: (212) 210-9444

(Signature Page Continues)

[PURCHASER SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

BANK JULIUS BAER & CO. LTD.
	By:	/s/ B. Guzman
Name: B. Guzman Title: First Vice President

Date: March 19, 2006

NUMBER OF ADR SHARES SUBSCRIBED FOR	PRICE PER SHARE	TOTAL PURCHASE PRICE
666,667	$6.00	$4,000,000.00

[PURCHASER SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

BRAMDEAN UK EQUITY FUND
	By:	/s/ Mark Barnett
Name: Mark Barnett Title: Fund Manager

Date: March 17, 2006

NUMBER OF ADR SHARES SUBSCRIBED FOR	PRICE PER SHARE	TOTAL PURCHASE PRICE
804	$6.00	$4824.00

[PURCHASER SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

CATALYTIX, LDC

	By:	/s/ Theodore E. Kalem
Name: Theodore E. Kalem Title: Partner, Array Capital Management

Date: March 17 2006

NUMBER OF ADR SHARES SUBSCRIBED FOR	PRICE PER SHARE	TOTAL PURCHASE PRICE
12,500	$6.00	$75,000.00

[PURCHASER SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

CATALYTIX LIFE SCIENCE HEDGE AC
	By:	/s/ Theodore E. Kalem
Name: Theodore E. Kalem Title: Partner, Array Capital Management

Date: March 17, 2006

NUMBER OF ADR SHARES SUBSCRIBED FOR	PRICE PER SHARE	TOTAL PURCHASE PRICE
12,500	$6.00	$75,000.00

[PURCHASER SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

	By:	/s/ Ido Nouberger
APEX INVESTMENTS LTD.		Name: Ido Nouberger Title: CEO

Date: March 19, 2006

NUMBER OF ADR SHARES SUBSCRIBED FOR	PRICE PER SHARE	TOTAL PURCHASE PRICE
33,333	$6.00	$200,000.00

[PURCHASER SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

APEX PROVIDENT FUNDS
	By:	/s/ Eitan Yekutzel
Name: Eitan Yekutzel Title: Asset Manager

Date: March 19,  2006

NUMBER OF ADR SHARES SUBSCRIBED FOR	PRICE PER SHARE	TOTAL PURCHASE PRICE
33,333	$6.00	$200,000.00

[PURCHASER SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

AVIZ RAIZ
	By:	/s/ Aviv Raiz
Name: Aviv Raiz Title:

Date: March 18, 2006

NUMBER OF ADR SHARES SUBSCRIBED FOR	PRICE PER SHARE	TOTAL PURCHASE PRICE
66,667	$6.00	$400,000.00

[PURCHASER SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

CAPITAL VENTURES INTERNATIONAL
	By:	/s/ Martin Kobinger
Name: Martin Kobinger Title: Investment Manager

Date: March 16, 2006

NUMBER OF ADR SHARES SUBSCRIBED FOR	PRICE PER SHARE	TOTAL PURCHASE PRICE
83,333	$6.00	$500,000.00

[PURCHASER SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

CIMARRON BIOMEDICAL EQUITY MASTER FUND L.P.
	By:	/s/ Rob Blakeney
Name: Rob Blakeney Title: Senior Vice President
Date: March 17, 2006

NUMBER OF ADR SHARES SUBSCRIBED FOR	PRICE PER SHARE	TOTAL PURCHASE PRICE
50,000	$6.00	$300,000.00

[PURCHASER SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

DIAMONDBACK CAPITAL MANAGEMENT, LLC
	By:	/s/ Mark G. Hadlock
Name: Mark G. Hadlock Title: Secretary

Date: March 17, 2006

NUMBER OF ADR SHARES SUBSCRIBED FOR	RICE PER SHARE	TOTAL PURCHASE PRICE
1,666,667	$6.00	$1,000,000.00

[PURCHASER SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

FORMULA INVESTMENT HOUSE LTD.

By:	/s/ Eyal Tesler
Name: Eyal Tesler Title: Agent

Date: March 17, 2006

NUMBER OF ADR SHARES SUBSCRIBED FOR	PRICE PER SHARE	TOTAL PURCHASE PRICE
50,000	$6.00	$300,000.00

[PURCHASER SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

FORE CONVERTIBLE MASTER FUND, LTD.

By:	/s/ Hareesh Paranjape
Name: Hareesh Paranjape Title: Assistant Secretary

Date: March 17, 2006

NUMBER OF ADR SHARES SUBSCRIBED FOR	PRICE PER SHARE	TOTAL PURCHASE PRICE
215,400	$6.00	$1,292,400.00

[PURCHASER SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

FORE ERISA FUND, LTD.

By:	/s/ Hareesh Paranjape
Name: Hareesh Paranjape Title: Assistant Secretary

Date: March 17, 2006

NUMBER OF ADR SHARES SUBSCRIBED FOR	PRICE PER SHARE	TOTAL PURCHASE PRICE
26,300	$6.00	$157,800.00

[PURCHASER SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

FORE MULTI STRATEGY MASTER FUND, LTD.

By:	/s/ Hareesh Paranjape
Name: Hareesh Paranjape Title: Assistant Secretary

Date: March 17, 2006

NUMBER OF ADR SHARES SUBSCRIBED FOR	PRICE PER SHARE	TOTAL PURCHASE PRICE
134,300	$6.00	$805,800

[PURCHASER SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

GLG NORTH AMERICAN OPPORTUNITY FUND

By:	/s/ Tim Kuschill
Name: Tim Kuschill Title: Legal Counsel

By:	/s/ Simon White
Name: Simon White Title: Chief Operating Officer

Date: March 17, 2006

NUMBER OF ADR SHARES SUBSCRIBED FOR	PRICE PER SHARE	TOTAL PURCHASE PRICE
166,667	$6.00	$1,000,000.00

[PURCHASER SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

HIGHBRIDGE INTERNATIONAL LLC
	By:	/s/ Adam J. Chill
Name: Adam J. Chill Title: Managing Director

Date: March 17, 2006

NUMBER OF ADR SHARES SUBSCRIBED FOR	PRICE PER SHARE	TOTAL PURCHASE PRICE
500,000	$6.00	$3,000,000

[PURCHASER SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

IROQUOIS MASTER FUND
	By:	/s/ Joshua Silverman
Name: Joshua Silverman Title: Director

Date: March 17, 2006

NUMBER OF ADR SHARES SUBSCRIBED FOR	PRICE PER SHARE	TOTAL PURCHASE PRICE
125,000	$6.00	$750,000.00

[PURCHASER SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

INVESCO INSITUTIONAL INCOME GROWTH

	By:	/s/ Mark Barnett
Name: Mark Barnett Title: Fund Manager

Date: March 17, 2006

NUMBER OF ADR SHARES SUBSCRIBED FOR	PRICE PER SHARE	TOTAL PURCHASE PRICE
5198	$6.00	$31,188.00

[PURCHASER SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

KENNETH HOBERMAN

	By:	/s/ Kenneth Hoberman
Name: Kenneth Hoberman Title:

Date: March 17, 2006

NUMBER OF ADR SHARES SUBSCRIBED FOR	PRICE PER SHARE	TOTAL PURCHASE PRICE
42,334	$6.00	$254,004.00

[PURCHASER SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

KEYSTONE INVESTMENT TRUST
	By:	/s/ Mark Barnett
Name: Mark Barnett Title: Fund Manager

Date:  March 17, 2006

NUMBER OF ADR SHARES SUBSCRIBED FOR	PRICE PER SHARE	TOTAL PURCHASE PRICE
29,208	$6.00	$175,248.00

[PURCHASER SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

	By:	/s/ Hareesh Paranjape
MAN MAC I, LTD.		Name: Hareesh Paranjape Title: Chief Portfolio Manager

Date:  March 17, 2006

NUMBER OF ADR SHARES SUBSCRIBED FOR	PRICE PER SHARE	TOTAL PURCHASE PRICE
124,000	$6.00	$744,000.00

[PURCHASER SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

MERLIN BIOMED, LP

	By:	/s/ Norman Schleifer
Name: Norman Schleifer Title: Chief Financing Officer

Date: March 17, 2006

NUMBER OF ADR SHARES SUBSCRIBED FOR	PRICE PER SHARE	TOTAL PURCHASE PRICE
130,000	$6.00	$780,000.00

[PURCHASER SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

MERLIN BIOMED II, LP

	By:	/s/ Norman Schleifer
Name: Norman Schleifer Title: Chief Financing Officer

Date: March 17, 2006

NUMBER OF ADR SHARES SUBSCRIBED FOR	PRICE PER SHARE	TOTAL PURCHASE PRICE
38,633	$6.00	$231,798

[PURCHASER SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

MERLIN BIOMED ROUNDTABLE FUND, LP
	By:	/s/ Norman Schleifer
Name: Norman Schleifer Title: Chief Financing Officer

Date: March 17, 2006

NUMBER OF ADR SHARES SUBSCRIBED FOR	PRICE PER SHARE	TOTAL PURCHASE PRICE
7,700	$6.00	$46,200.00

[PURCHASER SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

MERLIN BIOMED INTERNATIONAL, LTD.

By:	/s/ Norman Schleifer
Name: Norman Schleifer Title: Chief Financing Officer

Date: March 17, 2006

NUMBER OF ADR SHARES SUBSCRIBED FOR	PRICE PER SHARE	TOTAL PURCHASE PRICE
157,000	$6.00	$942,000.00

[PURCHASER SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

NARRAGANSETT OFFSHORE, LTD.

By:	/s/ Joseph L. Dowling, III
Name: Joseph L. Dowling, III Title: Authorized Signature

Date: March 17, 2006

NUMBER OF ADR SHARES SUBSCRIBED FOR	PRICE PER SHARE	TOTAL PURCHASE PRICE
260,000	$6.00	$1,560,000.00

[PURCHASER SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

NARRAGANSETT I, LP
	By:	/s/ Joseph L. Dowling, III
Name: Joseph L. Dowling, III Title: Authorized Signature

Date: March 17, 2006

NUMBER OF ADR SHARES SUBSCRIBED FOR	PRICE PER SHARE	TOTAL PURCHASE PRICE
240,000	$6.00	$1,440,000.00

[PURCHASER SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

JAMES OLIVIERO

	By:	/s/ James Oliviero
Name: James Oliviero Title:

Date: March 17, 2006

NUMBER OF ADR SHARES SUBSCRIBED FOR	PRICE PER SHARE	TOTAL PURCHASE PRICE
11,000	$6.00	$66,000.00

[PURCHASER SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

NORTH SOUND LEGACY INSTITUTIONAL FUND LLC
	By:	/s/ Andrew B. David
Name: Andrew B. David Title: General Counsel

Date: March 17, 2006

NUMBER OF ADR SHARES SUBSCRIBED FOR	PRICE PER SHARE	TOTAL PURCHASE PRICE
140,000	$6.00	$840,000.00

[PURCHASER SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

NORTH SOUND LEGACY INTERNATIONAL LTD.

By:	/s/ Andrew B. David
Name: Andrew B. David Title: General Counsel

Date:  March 17, 2006
NUMBER OF ADR SHARES SUBSCRIBED FOR	PRICE PER SHARE	TOTAL PURCHASE PRICE
360,000	$6.00	$2,160,000.00

[PURCHASER SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

PORTSIDE GROWTH AND OPPORTUNITY FUND

By:	/s/ Jeffrey Smith
Name: Jeffrey Smith Title: Authorized Signatory

Date:  March 17, 2006

NUMBER OF ADR SHARES SUBSCRIBED FOR	PRICE PER SHARE	TOTAL PURCHASE PRICE

166,667	$6.00	$1,000,000.00

[PURCHASER SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

PERPETUAL INCOME AND GROWTH INVESTMENT TRUST

	By:	/s/ Mark Barnett
Name: Mark Barnett Title: Fund Manager

Date: March 17, 2006

NUMBER OF ADR SHARES SUBSCRIBED FOR	PRICE PER SHARE	TOTAL PURCHASE PRICE
9,790	$6.00	$568,740.00

[PURCHASER SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

RAQ, LLC
	By:	/s/ Lindsay A. Rosenwald, MD
Name: Lindsay A. Rosenwald, MD Title: Managing Member

Date:  March 17, 2006

NUMBER OF ADR SHARES SUBSCRIBED FOR	PRICE PER SHARE	TOTAL PURCHASE PRICE
41,666	$6.00	$250,000.00

[PURCHASER SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

ROCK SECURITIES LIMITED

	By:	/s/ Simon Dryan
Name: Simon Dryan Title: Director

	By:	/s/ Kenneth Kemsley
Name: Kenneth Kemsley Title: Director

Date: March 17, 2006

NUMBER OF ADR SHARES SUBSCRIBED FOR	PRICE PER SHARE	TOTAL PURCHASE PRICE
83,333	$6.00	$500,000.00

[PURCHASER SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

SENVEST MASTER FUND LP

	By:	/s/ George Malikonis
Name: George Malikonis Title: Vice President

Date: March 17, 2006

NUMBER OF ADR SHARES SUBSCRIBED FOR	PRICE PER SHARE	TOTAL PURCHASE PRICE
104,000	$6.00	$624,000.00

[PURCHASER SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

SENVEST ISRAEL PARTNERS LP

	By:	/s/ George Malikonis
Name: George Malikonis Title:

Date: March 17, 2006

NUMBER OF ADR SHARES SUBSCRIBED FOR	PRICE PER SHARE	TOTAL PURCHASE PRICE

104,333	$6.00	$625,998.00

[PURCHASER SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

SONOSTAR CAPITAL PARTNERS LLC
	By:	/s/ Gregory Kiernan
Name: Gregory Kiernan Title: Managing Partner

Date:  March 17, 2006

NUMBER OF ADR SHARES SUBSCRIBED FOR	PRICE PER SHARE	TOTAL PURCHASE PRICE
83,333	$6.00	$499,998.00

[PURCHASER SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

VALESCO HEALTHCARE PARTNERS I LP

	By:	/s/ I. Keith Maher
Name: I. Keith Maher Title: Portfolio Manager

Date:  March 17, 2006

NUMBER OF ADR SHARES SUBSCRIBED FOR	PRICE PER SHARE	TOTAL PURCHASE PRICE
14,000	$6.00	$84,000.00

[PURCHASER SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

VALESCO HEALTHCARE PARTNERS II LP
	By:	/s/ I. Keith Maher
Name: I. Keith Maher Title: Portfolio Manager

Date: March 17,  2006

NUMBER OF ADR SHARES SUBSCRIBED FOR	PRICE PER SHARE	TOTAL PURCHASE PRICE
29,333	$6.00	$176,000.00

[PURCHASER SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

VALESCO HEALTHCARE OVERSEAS FUND LP

	By:	/s/ I. Keith Maher
Name: I. Keith Maher Title: Portfolio Manager

Date: March 17, 2006

NUMBER OF ADR SHARES SUBSCRIBED FOR	PRICE PER SHARE	TOTAL PURCHASE PRICE
23,333	$6.00	$140,000.00

[PURCHASER SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

YOURDENT LTD

By:	/s/ Yory Rabinovitch
Name: Yory Rabinovitch Title: Chief Executive Officer

Date: March 18, 2006

NUMBER OF ADR SHARES SUBSCRIBED FOR	PRICE PER SHARE	TOTAL PURCHASE PRICE
33,333	$6.00	$199,998.00

The above-signed Purchaser hereby provides the following information to the Company:

1. Please provide the following information regarding the Purchaser:

Purchaser Name and Address:
______________________________________________ ______________________________________________ ______________________________________________
Telephone: ( ) ______-________ Facsimile: ( ) ______-_________ Email: _______________________ Tax ID #:_____________________

2. If different from the information provided in Item 1 above, please provide the exact name that the Purchaser’s Shares are to be registered in (this is the name that will appear on the share certificate(s)) and/or to whom the Purchaser’s Warrants will be issued (the “Registered Holder”). The Purchaser may use a nominee name if appropriate:

Registered Holder of the Shares and Warrants Name and Address:
______________________________________________ ______________________________________________ ______________________________________________
Facsimile: ( ) ______-_________

3. Please describe the relationship between the Purchaser of the Shares and the Registered Holder of the Shares listed in response to Item 2 above, if different:

4. If different from the information provided in Item 1 above, please provide the mailing address of the Registered Holder of the Shares listed in response to Item 2 above:

5. If different from the information provided above, please provide the number of Ordinary Shares beneficially owned (as determined in accordance with SEC Rule 13d-3 under the Exchange Act) by the Purchaser immediately after Closing. Explain the nature of such beneficial ownership, including Ordinary Shares not held of record by the Purchaser. Disclose the details of any rights to acquire Ordinary Shares.

6. Describe any position, office or other material relationship within the past three years that the Purchaser has, or has had, with the Company or its Affiliates other than as disclosed in the Registration Statement? If none, please state “Not Applicable.”

Please note that it is the Purchaser’s obligation to advise the Company promptly if any of the foregoing information changes during the effectiveness of the Registration Statement (except due to sales of Ordinary Shares pursuant thereto).

Exhibit C

Form of Opinion of Kantor & Co.

1.  The Company is a corporation, validly existing and in good standing under the laws of the State of Israel, and has the corporate power and authority to carry on its business and to own, lease and operate its properties and assets as described in the Private Placement Memorandum. Except for the Subsidiary, the Company does not have any subsidiaries and does not own more than fifty percent (50%) of the outstanding capital stock of or control any other business entity.

2.  The Company has the corporate power and authority to enter into and perform its obligations under the Transaction Documents and to issue the Shares, the Warrants and the Warrant Shares. The execution and delivery of the Transaction Documents by the Company and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary corporate action of the Company.

3.  The Transaction Documents have been duly executed and delivered by the Company.

4.  The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated thereby, including, without limitation, the issuance of the Shares, the Warrants and the Warrant Shares, do not and will not result in a violation of the Company’s Memorandum and Articles of Organization or bylaws.

5. The Company has the authorized capitalization as set forth in the Private Placement Memorandum. The issuance of the Shares and the Warrants (and the issuance of the Warrant Shares upon exercise of the Warrants) by the Company in accordance with the Agreement is exempt from registration under the Securities Act of 1933, as amended. When so issued, when certificates representing such Shares and Warrant Shares have been duly executed, countersigned, registered and delivered in accordance with the Agreement, upon payment of the consideration therefor provided therein, the Shares and the Warrant Shares will be duly and validly authorized and issued, fully paid and nonassessable, free of any liens or encumbrances, or preemptive or similar rights, contained in the Company’s Memorandum and Articles of Organization or bylaws or any other instrument known to us and will conform to the description thereof contained in the Private Placement Memorandum.

Form of Opinion of Alston & Bird LLP

1. The Company is duly qualified to do business and is in good standing as a foreign corporation in all U.S. jurisdictions in which the character of the property owned or leased or the nature of the business transacted by it makes qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not have or reasonably be expected to result in Material Adverse Effect.

2. The Subsidiary is a corporation, validly existing and in good standing under the laws of the State of Delaware, is duly qualified to do business and is in good standing as a foreign corporation in all jurisdictions in which the character of the property owned or leased or the nature of the business transacted by it makes qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not have or reasonably be expected to result in Material Adverse Effect, and has the corporate power and authority to carry on its business and to own, lease and operate its properties and assets as described in the Private Placement Memorandum.

3. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated thereby, including, without limitation, the issuance of the Shares, the Warrants and the Warrant Shares, do not and will not (i) result in a violation of the Subsidiary’s Certificate of Incorporation or bylaws; (ii) conflict with, or constitute a material default (or an event that with notice or lapse of time or both would become a default) under, require a consent under, or give to others any rights of termination, amendment, acceleration or cancellation of, any Material Agreement; (iii) result in a violation of any law, rule or regulation of the United States or the State of New York; or (iv) to our knowledge, violate any judgment, order or decree of any court or governmental agency or body having jurisdiction over the Company or any of its properties or assets

4. Except for the registration of the Securities under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under applicable state securities laws in connection with the purchase and distribution of the Securities, no consent, approval, authorization or order of, or filing or registration with, any court, governmental agency or governmental body is required for the execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated thereby.

5.  To our knowledge, no person or entity has the right to require registration of Ordinary Shares or other securities of the Company because of the filing or effectiveness of the Registration Statement, the consummation of the transactions contemplated in the Transaction Documents or otherwise, except for persons and entities who have expressly waived such right or who have been given proper notice and have failed to exercise such right within the time or times required under the terms and conditions of such right.

6. The statements in the Private Placement Memorandum (other than the financial statements and related schedules and other financial and statistical data contained therein, as to which we express no opinion) under the headings "Risk Factors," "Business—Intellectual Property and Patents," "Business—Government and Industry Regulation," and "Business—Material Contracts" to the extent that they constitute summaries of matters of law or regulation or legal conclusions, have been reviewed by us and fairly summarize the matters described therein in all material respects

7. To our knowledge and other than as set forth in the Private Placement Memorandum, there are no legal or governmental proceedings pending to which the Company is a party or of which any property or asset of the Company is the subject which, singularly or in the aggregate, if determined adversely to the Company, would prevent or adversely affect the ability of the Company to perform its obligations under the Transaction Documents; and, to our knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

Alston & Bird to also confirm:

We have reviewed certain corporate records and other documents of the Company and its subsidiary and have participated in conferences with officers and other representatives of the Company, its subsidiary, your representatives, your counsel and the Company’s independent public accountants at which the contents of the Private Placement Memorandum and the Transaction Documents and related matters were discussed. Because of the inherent limitations in the independent verification of factual matters and because of the inherent limitations involved in the preparation of registration statements under the Securities Act, we are not passing upon and do not assume any responsibility for, and make no representation that we have independently verified, the accuracy, completeness or fairness of the information and statements contained in the Private Placement Memorandum and the Transaction Documents. We have no reason to believe that on the date of issuance of the Private Placement Memorandum, or the date hereof, the Private Placement Memorandum and the Transaction Documents contained an untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Private Placement Memorandum as of its date and the Private Placement Memorandum and the Transaction Documents on the date hereof included or includes any untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (in each case, other than the financial statements and other financial information contained therein, as to which we express no opinion).